                           GlobalSantaFe Fleet Status
                                 as of 7.11.02

   ---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Additional
                            Rated                               Change from                                            Commitments
                            Water                                 Previous              Start   Estimated Dayrate (in   and Other
   Rig Name                 Depth   Rig Design    Location          Month   Status      Date    End Date  thousands)   Information*
   ---------------------------------------------------------------------------------------------------------------------------------
   JACKUPS (44)
   ---------------------------------------------------------------------------------------------------------------------------------
 1  Britannia                200'   Bret          UK North           Yes    Contracted  early   early     low $70s     Rates linked
                                    Engineering   Sea                                   Jul 02  Sep 04                 to market
                                                                                                                       index

 2  Compact Driller          300'   MLT 116-C     Thailand           Yes    Contracted  early   late      low $50s     Followed by
                                                                                        Sep 01  Aug 02                 3-week idle
                                                                                                                       period;
                                                                                                                       followed by
                                                                                                                       5-year
                                                                                                                       commitment
                                                                                                                       with rates
                                                                                                                       linked to
                                                                                                                       market
                                                                                                                       index

 3  Galaxy I                 400'   F&G L-780     UK North                  Contracted  early   late      high $90s    Followed by
                                    Mod VI        Sea                                   Jul 01  Jul 02                 4 1/2-month
                                                                                                                       contract in
                                                                                                                       high $90s;
                                                                                                                       followed by
                                                                                                                       2 1/2-month
                                                                                                                       option in
                                                                                                                       high $90s



 4  Galaxy II                400'   KFELS         East Canada               Contracted  early   late      high $120s
                                    Mod VI                                              Nov 01  Oct 03

 5  Galaxy III               400'   KFELS         UK North                  Contracted  early   early     mid $140s
                                    Mod VI        Sea                                   Jun 01  Dec 02

 6  Galveston Key            300'   MLT 116-C     Vietnam                   Contracted  early   late      high $60s
                                                                                        May 02  Dec 02

 7  Glomar Adriatic I        300'   MLT 116-C     Nigeria            Yes    Contracted  late    early     low $70s
                                                                                        Jun 02  Jun 04

 8  Glomar Adriatic II       350'   MLT 116-C     Gulf of            Yes    Committed   early   late      mid $30s
                                                  Mexico                                Jul 02  Sep 02

 9  Glomar Adriatic III      350'   MLT 116-C     Enroute Gulf       Yes    Mobilizing
                                                  of Mexico

10  Glomar Adriatic IV       328'   MLT 116-C     Gulf of            Yes    Contracted  early   late      mid $30s
                                                  Mexico                                Jul 02  Jul 02

11  Glomar Adriatic V        300'   MLT 116-C     Nigeria                   Contracted  early   late      mid $60s
                                                                                        Apr 02  Mar 03

12  Glomar Adriatic VI       225'   MLT 116-C     UK North Sea              Contracted  early   mid       low $70s
                                                                                        Feb 02  Sep 02

13  Glomar Adriatic VII      350'   MLT 116-C     Trinidad                  Committed   late    late      low $50s
                                                                                        May 02  May 03

14  Glomar Adriatic VIII     328'   MLT 116-C     Nigeria                   Contracted  early   late      low $60s     Upgrades
                                                                                        Apr 02  Mar 03                 planned for
                                                                                                                       4-week period
                                                                                                                       scheduled to
                                                                                                                       begin mid-
                                                                                                                       August

15  Glomar Adriatic IX       350'   MLT 116-C     Angola             Yes    Contracted  late    mid       mid $70s     Followed by
                                                                                        Mar 02  Jul 02                 1-week
                                                                                                                       mobilization;
                                                                                                                       followed by
                                                                                                                       5 1/2-month
                                                                                                                       commitment in
                                                                                                                       high $50s;
                                                                                                                       followed by
                                                                                                                       2-month
                                                                                                                       commitment in
                                                                                                                       high $50s

16  Glomar Adriatic X        350'   MLT 116-C     Gulf of                   Shipyard    mid     mid       upgrade
                                                  Mexico                                May 02  Aug 02

17  Glomar Adriatic XI       225'   MLT 116-C     UK North                  Contracted  early   early     mid $60s
                                                  Sea                                   Jun 02  Aug 02

18  Glomar Baltic I          375'   MLT SUPER300  Nigeria            Yes    Contracted  early   early     mid $70s
                                                                                        Jul 02  Jul 04

19  Glomar High Island I     250'   MLT 82-SD-C   Gulf of            Yes    Contracted  mid     mid       high $20s
                                                  Mexico                                Jun 02  Sept 02

20  Glomar High Island II    270'   MLT 82-SD-C   Gulf of            Yes    Contracted  mid     mid       mid $20s     Followed by
                                                  Mexico                                Jun 02  Jul 02                 1-month
                                                                                                                       period in
                                                                                                                       shipyard;
                                                                                                                       followed by
                                                                                                                       18-month
                                                                                                                       commitment at
                                                                                                                       market
                                                                                                                       dayrate
                                                                                                                       that is
                                                                                                                       adjusted
                                                                                                                       every month

21  Glomar High Island III   250'   MLT 82-SD-C   Gulf of            Yes    Contracted  early   mid       low $20s     Followed by
                                                  Mexico                                Jul 02  Aug 02                 1-month
                                                                                                                       contract in
                                                                                                                       high $20s

22  Glomar High Island IV    270'   MLT 82-SD-C   Gulf of            Yes    Contracted  mid     early     low $20s
                                                  Mexico                                Jun 02  Aug 02

23  Glomar High Island V     270'   MLT 82-SD-C   Gabon                     Contracted  early   late      low $60s     Followed by
                                                                                        May 02  Jul 02                 3-month
                                                                                                                       contract in
                                                                                                                       low $50s;
                                                                                                                       followed by 1
                                                                                                                       1/2-month
                                                                                                                       commitment in
                                                                                                                       low $60s;
                                                                                                                       followed by
                                                                                                                       1 1/2-month
                                                                                                                       option in low
                                                                                                                       $50s

24  Glomar High Island VII   250'   MLT 82-SD-C   Cameroon                  Contracted  mid     mid       mid $50s
                                                                                        Mar 02  Nov 02

25  Glomar High Island VIII  250'   MLT 82-SD-C   Gulf of            Yes    Contracted  late    late      high $20s    Followed by
                                                  Mexico                                Jun 02  Jul 02                 5-week
                                                                                                                       contract in
                                                                                                                       high $20s

26  Glomar High Island IX    250'   MLT 82-SD-C   Nigeria            Yes    Contracted  early   early     low $50s
                                                                                        Jan 02  Nov 02

27  Glomar Labrador I        300'   CFEMT-2005-C  UK North           Yes    Shipyard    early   mid       upgrade
                                                  Sea                                   Jun 02  Sep 02

28  Glomar Main Pass I       300'   F&G L780-II   Gulf of            Yes    Committed   early   late      low $20s
                                                  Mexico                                Jul 02  Aug 02

29  Glomar Main Pass IV      300'   F&G L780-II   Gulf of            Yes    Contracted  late    mid       low $20s
                                                  Mexico                                May 02  Jul 02

30  Key Gibraltar            300'   MLT 84-C      Vietnam                   Contracted  mid     late      mid $60s
                                    (modified)                                          Sep 01  Oct 02

31  Key Hawaii               300'   Mitsui 300-C  Saudi Arabia              Contracted  early   late      low $30s     Followed by
                                                                                        Jan 01  Feb 03                 10-month
                                                                                                                       option in
                                                                                                                       low $40s

32  Key Manhattan            350'   MLT 116-C     Tunisia                   Contracted  mid     late      mid $60s
                                                                                        Apr 02  Jan 03

33  Key Singapore            350'   MLT 116-C     Egypt              Yes    Contracted  mid     mid       high $50s    Followed by
                                                                                        Feb 02  Jul 02                 2-month
                                                                                                                       commitment in
                                                                                                                       mid $50s;
                                                                                                                       followed by
                                                                                                                       5-weeks in
                                                                                                                       shipyard for
                                                                                                                       repairs;
                                                                                                                       followed by
                                                                                                                       9-month
                                                                                                                       commitment in
                                                                                                                       mid $50s

34  Magellan                 350'   F&G L-780     UK North           Yes    Contracted  mid     mid       low $110s
                                    Mod V         Sea                                   Feb 02  Sep 02

35  Monarch                  350'   F&G L-780     UK North                  Contracted  early   late      mid $70s     Followed by
                                    Mod V         Sea                                   Apr 02  Nov 02                 2-year
                                                                                                                       contract in
                                                                                                                       mid $70s

36  Monitor                  350'   F&G L-780     UK North           Yes    Contracted  early   mid       mid $90s     2-week repair
                                    Mod V         Sea                                   Dec 01  Jul 02                 in mid-June;
                                                                                                                       Followed by
                                                                                                                       6 month
                                                                                                                       contract in
                                                                                                                       mid $90s;
                                                                                                                       followed by
                                                                                                                       3-month
                                                                                                                       commitment
                                                                                                                       in mid $80s

37  Parameswara              300'   Baker Marine  Indonesia          Yes    Contracted  mid     late      low $60s     Followed by
                                    BMC 300 IC                                          Jun 02  Sep 02                 1-month in
                                                                                                                       shipyard for
                                                                                                                       upgrade;
                                                                                                                       followed by
                                                                                                                       2-year
                                                                                                                       commitment in
                                                                                                                       low $70s

38  Rig 103                  250'   MLT 52-C      Qatar                     Contracted  early   late      mid $50s
                                                                                        Oct 01  Sep 02

39  Rig 105                  250'   MLT 52-C      Gulf of Suez              Contracted  mid     mid       mid $30s
                                                                                        Dec 01  Dec 02

40  Rig 124                  250'   Modec         Gulf of Suez              Contracted  early   mid       mid $30s     Followed by
                                    200C-45                                             Mar 02  Feb 03                 2-week
                                                                                                                       upgrade

41  Rig 127                  250'   F&G L-780     Qatar                     Contracted  early   late      low $60s
                                    Mod II                                              Feb 02  Jan 03

42  Rig 134                  300'   F&G L-780     Malaysia                  Contracted  early   early     low $60s
                                    Mod II                                              Sep 01  Sep 03

43  Rig 136                  300'   F&G L-780     Singapore                 Shipyard    mid     late      upgrade      Followed by
                                    Mod II                                              Feb 02  Aug 02                 14-month
                                                                                                                       commitment in
                                                                                                                       high $60's

44  Rig 141                  250'   MLT 82-SD-C   Gulf of Suez              Contracted  early   early     mid $30s     Followed by
                                                                                        Nov 01  Nov 02                 6-month
                                                                                                                       commitment in
                                                                                                                       mid $30s
  ----------------------------------------------------------------------------------------------------------------------------------
   SEMISUBMERSIBLES (9)
   ---------------------------------------------------------------------------------------------------------------------------------
 1 Aleutian Key         2,300'  F&G          Equatorial   Yes      Contracted  mid     mid       mid $80s
                                Enhanced     Guinea                            Jun 02  Jul 02
                                Pacesetter

 2 Glomar Arctic I      3,400'  F&G L-907    Gulf of      Yes      Available
                                             Mexico

 3 Glomar Arctic III    1,800'  F&G L-907    UK North              Contracted  late    early     high $70s
                                             Sea                               Apr 02  Sep 02

 4 Glomar Arctic IV     1,800'  F&G L-907    UK North              Shipyard    early             upgrade
                                             Sea                               Jun 02

 5 Glomar Celtic Sea    5,750'  F&G L-907    Gulf of               Contracted  early   late      high $80s
                                             Mexico                            Apr 02  Jul 02

 6 Glomar Grand Banks   1,500'  AKER H-3.2   Enroute      Yes      Mobilizing  late    mid                    Followed by 2-month
                                             to Canada                         Jun 02  Jul 02                 contract in low $110s

 7 Maersk Jutlander     1,200'  F&G L-907    Norway                Contracted  mid     early     mid $100s
                                                                               Mar 02  Sep 02

 8 Rig 135              2,400'  F&G 9500     UK North              Contracted  mid     early     high $60s    Followed by 5-week
                                Enhanced     Sea                               Apr 02  Jul 02                 contract in low $80s;
                                Pacesetter                                                                    followed by 3-month
                                                                                                              contract in low $50s

 9 Rig 140              2,400'  F&G 9500     UK North     Yes      Contracted  early   early     high $70s    Market dayrate is
                                Enhanced     Sea                               Jun 02  Dec 02                 adjusted monthly
                                Pacesetter

   ---------------------------------------------------------------------------------------------------------------------------------
   DRILLSHIPS (4)
   ---------------------------------------------------------------------------------------------------------------------------------
 1 Glomar C.R. Luigs    9,000'  GMDC         Gulf of               Contracted  early   mid       low $210's
                                             Mexico                            Feb 02  Mar 03

 2 Glomar Explorer      7,800'  GMDC         Gulf of               Contracted  mid     mid       low $160s
                                             Mexico                            Feb 01  Sep 03

 3 Glomar Jack Ryan     8,000'  GMDC         Gulf of               Contracted  late    early     low $220s
                                             Mexico                            May 02  Sep 03

 4 Glomar R.F. Bauer    2,750'  GMDC         Equatorial            Available
                                             Guinea
   ---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Additional
                        Rated                          Change from                                            Commitments
                       Drilling                         Previous               Start   Estimated Dayrate (in   and Other
   Rig Name             Depth   Rig Design   Location     Month    Status      Date    End Date  thousands)   Information*
   ---------------------------------------------------------------------------------------------------------------------------------
   PLATFORM (1)-
   ---------------------------------------------------------------------------------------------------------------------------------
 1 Rig 82               20,000' National     UK North              Contracted          Evergreen low $20s     Active approximately
                                1320-UE      Sea                                                              50% of the year
   ---------------------------------------------------------------------------------------------------------------------------------
   LAND RIGS (31)
   ---------------------------------------------------------------------------------------------------------------------------------
 1 Rig 92               16,000' National     Egypt                 Contracted  late    mid       low $10s     Followed by 6-month
                                1320-UE                                        Oct 01  Oct 02                 option in low $10s

 2 Rig 94               20,000' Oilwell      Egypt                 Contracted  mid     mid       low $10s
                                E-2000                                         Oct 01  Oct 02

 3 Rig 97               20,000' Dreco        Venezuela             Idle

 4 Rig 102              16,000' National     Kuwait-Saudi Yes      Contracted  early   late      low $10s
                                110-UE       PNZ                               Jun 01  Dec 02

 5 Rig 104              20,000' National     Egypt                 Contracted  late    mid       low $10s
                                1320-UE                                        Feb 02  Nov 02

 6 Rig 119              20,000  Lee C. Moore Venezuela             Idle

 7 Rig 143               6,500' Ideco H 37   Egypt                 Contracted  late    late      $5,000
                                ED                                             Jul 01  Jul 02

 8 Rig 144              30,000' Emsco C3     Saudi Arabia          Contracted  mid     late      mid $10s
                                111                                            Jun 01  Jul 03

 9 Rig 146              10,000' Kremco 750   Kuwait                Contracted  early   early     mid $10s
                                                                               Sep 01  Sep 04

10 Rig 147              16,000' National     Kuwait                Idle
                                110-UE

11 Rig 150              11,500' National     Oman                  Contracted  early   early     mid $10s
                                80-UE                                          Oct 01  Oct 03

12 Rig 151              11,500' National     Oman                  Contracted  early   mid       mid $10s
                                80-UE                                          Jan 01  Apr 03

13 Rig 155              30,000' Oilwell      Kuwait                Contracted  early   early     high $10s
                                E-3000                                         Sep 01  Sep 04

14 Rig 157              17,000' Dreco        Saudi Arabia          Contracted  early   late      low $10s
                                                                               Jan 01  Sep 03

15 Rig 158              25,000' Oilwell      Kuwait                Contracted  early   early     high $10s
                                E-2000                                         Sep 01  Sep 04

16 Rig 159               8,000' Cooper       Oman                  Idle
                                LTO-750

17 Rig 160              12,000' Dreco 1250   Kuwait                Contracted  early   early     mid $10s
                                E                                              Sep 01  Sep 04

18 Rig 161              12,000' Dreco 1250   Kuwait                Contracted  early   early     mid $10s
                                E                                              Sep 01  Sep 04

19 Rig 169              16,000' National     Kuwait                Idle
                                110-UE

20 Rig 170              14,000' National     Kuwait                Idle
                                110-UE

21 Rig 171              10,000' Oilwell      Kuwait-Saudi Yes      Contracted  early   late      low $10s
                                660-E        PNZ                               Jul 01  Dec 02

22 Rig 172              10,000' Oilwell      Kuwait                Contracted  early   early     low $10s
                                660-E                                          Sep 01  Sep 04

23 Rig 173              30,000' Dreco        Saudi Arabia          Contracted  early   late      mid $10s
                                                                               Jan 01  May 03

24 Rig 174              30,000' Pyramid      Saudi Arabia          Contracted  early   late      mid $10s
                                                                               Jan 01  Jul 03

25 Rig 176              30,000' Pyramid      Venezuela             Idle

26 Rig 177              30,000' Dreco        Venezuela    Yes      Idle

27 Rig 178              20,000' Pyramid      Venezuela             Idle

28 Rig 179              20,000' Pyramid      Venezuela             Idle

29 Rig 180              30,000' National     Kuwait                Contracted  early    mid      low $20s     Followed by
                                1625-UE                                        Jan 01   Sep 02                3 1/2-month
                                                                                                              option in
                                                                                                              low $20s

30 Rig 186              20,000' Lee C. Moore Venezuela    Yes      Idle

31 Rig 187              20,000' Lee C. Moore Venezuela             Idle
    --------------------------------------------------------------------------------------------------------------------------------

* Customer commitments referred to in this column are evidenced by formal contracts only when so noted. There is no implication or guarantee that present commitments not yet evidenced by contracts will result in contracts or that such contracts will be on terms identical to the commitments. In addition, the duration of commitments and contracts indicated in this column is, in some cases, an estimate based on the number of wells to be drilled pursuant to such commitments and contracts.